EXHIBIT 99.4

SERIES 2003-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

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REPORTING DATES
---------------

Closing Date                                                          21-Mar-03
Determination Date                                                    01-Dec-03
Notice Date                                                           19-Dec-03
Distribution Date                                                     22-Dec-03

Start Accrual Period                                                  22-Sep-03
End Accrual Period                                                    22-Dec-03
No. Of Days in Accrual Period                                                91

Start Collection Period                                               01-Sep-03
End Collection Period                                                 30-Nov-03
No. Of Days in Collection Period                                             91
Distribution Month                                                   Yes
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--------------------------------------------------------------------------------
SECURITIES ON ISSUE                NO. OF    INITIAL INVESTED  INITIAL INVESTED
-------------------            CERTIFICATES     AMOUNT (US$)       AMOUNT (A$)
                               ------------  ----------------  ----------------

   Class A-1 Notes                   10,000  1,000,000,000.00    1,687,763,713
   Class B Notes                        250               -         25,000,000

   Redraw Bond - series 1               -                 -            -
   Redraw Bond - series 2               -                 -            -

   US$/A$ exchange rate at issue     0.5925
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
--------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                             BANK     INTEREST      INTEREST
--------------------------------                        BILL RATE       MARGIN          RATE
                                                        ---------     --------   -----------

  Class A-1 Notes (payable to Currency Swap Provider)     4.9150%      0.3000%     5.21500%
  Class B Notes                                           4.9150%      0.6100%      5.5250%

  Redraw Bond - series 1                                  0.0000%      0.0000%     0.0000%
  Redraw Bond - series 2                                  0.0000%      0.0000%     0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period   4.9150%
Facilities BBSW                                           4.9150%
--------------------------------------------------------------------------------------------

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DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
------------------------------------------             PER CERT.     AGGREGATE
                                                       ---------     ---------
Total Interest Amount:

   Class A-1 Notes                                     1,827.41    18,274,100.00
   Class B Notes                                       1,367.78       341,945.00
   Redraw Bond - series 1                                   -                -
   Redraw Bond - series 2                                   -                -

Principal:

   Class A-1 Notes                                    12,942.35   129,423,459.92
   Class B Notes                                         358.11        89,527.50
   Redraw Bond - series 1                                   -                -
   Redraw Bond - series 2                                   -                -

Total:
   Class A-1 Notes                                    14,769.76   147,697,559.92
   Class B Notes                                       1,725.89       431,472.50
   Redraw Bond - series 1                                   -                -
   Redraw Bond - series 2                                   -                -

   Total                                              16,495.65   148,129,032.42
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS
------------                                            LAST          CURRENT
                                                DISTRIBUTION     DISTRIBUTION
                                                        DATE             DATE
                                                ------------     ------------

     Class A-1 Notes                              0.83276370       0.75608030

     Class B Notes                                0.99297250       0.98939140

     Redraw Bond - series 1                                -                -

     Redraw Bond - series 2                                -                -
--------------------------------------------------------------------------------


QUARTERLY CASHFLOW WORKING SHEET
--------------------------------
                                                                                      Per Certificate           Aggregate
                                                                                               $                     $
                                                                                     -----------------       ----------------
     Finance Charge Collections                                                                                22,242,023.54
     Finance Charge Collections - Repurchases                                                                           --
     Finance Charge Damages                                                                                             --
     Income due to Seller                                                                                               --
     Other Income                                                                                               1,575,245.83
   Preliminary Income Amount                                                                                   23,817,269.37

     Taxes                                                                                                            558.00
     Trustee Fee                                                                                                   31,251.85
     Security Trustee Fee                                                                                                --
     Manager Fee                                                                                                  106,981.05
     Servicing Fee                                                                                                891,508.72
     Liquidity Commitment Fee                                                                                         689.21
     Redraw Commitment Fee                                                                                          3,739.73
     Support Facility Payments                                                                                  1,170,805.91
     Support Facility Receipts                                                                                          --
     Expenses                                                                                                       9,254.12
     Previous Unpaid Facility Int Chg  - Liquidity                                                                      --
     Liquidity Interest Charge + Previous Unpaid                                                                   73,837.39
     Previous Unpaid Facility Int Chg  - Redraw Facility                                                                --
     Redraw Interest Charge + Previous Unpaid                                                                           --
     Repayment of Liquidity Facility                                                                            5,763,149.31
     Total Interest Amount  - Class A-1 Notes                                                                  18,274,100.00
                            - Class B Notes                                                                       341,945.00
                            - Redraw Bonds - series 1                                                                   --
                            - Redraw Bonds - series 2                                                                   --
   REQUIRED INCOME AMOUNT                                                                                      26,667,820.29

   Gross Income Shortfall                                                                                       2,850,550.92
   Liquidity Facility Draw                                                                                      2,850,550.92
   Net Income Shortfall                                                                                                 --
   Unreimbursed Principal Draws                                                                                         --
   Principal Draw                                                                                                       --
   Principal Draw Reimbursement                                                                                         --
   Principal Chargeoff Unreimbursement                                                                                  --
   Principal Chargeoff                                                                                                  --
   Total Principal Chargeoff Reimbursement Due                                                                          --

   PAYMENT ALLOCATION CASCADE

     Preliminary Income Amount                                                                                 23,817,269.37
     Liquidity Facility Draw                                                                                    2,850,550.92
   Principal Draw                                                                                                       --
   Available Income Amount                                                                                     26,667,820.29


                                                                                                                QUARTER TO DATE
                                                                               DUE         AVAILABLE        ALLOCATION/DISTRIBUTION
                                                                      --------------     -------------      -----------------------
     Taxes                                                                    558.00     26,667,820.29                558.00
     Trustee Fee                                                           31,251.85     26,667,262.29             31,251.85
     Security Trustee Fee                                                       --       26,636,010.44                  --
     Manager Fee                                                          106,981.05     26,636,010.44            106,981.05
     Servicing Fee                                                        891,508.72     26,529,029.39            891,508.72
     Liquidity Commitment Fee                                                 689.21     25,637,520.67                689.21
     Redraw Commitment Fee                                                  3,739.73     25,636,831.46              3,739.73
     Support Facility Payments                                          1,170,805.91     25,633,091.73          1,170,805.91
     Support Facility Receipts                                                  --       24,462,285.82                  --
     Expenses                                                               9,254.12     24,462,285.82              9,254.12
     Liquidity Interest Charge                                             73,837.39     24,453,031.70             73,837.39
     Repayment of Liquidity Facility                                    5,763,149.31     24,379,194.31          5,763,149.31
   ----------------------------------------------------|
     Interest Amount Payable - Redraw Facility         |                        --       18,616,045.00                  --
                             - Class A-1 Notes         |               18,274,100.00     18,616,045.00         18,274,100.00
                             - Redraw Bonds - series 1 |                        --          341,945.00                  --
                             - Redraw Bonds - series 2 |                        --          341,945.00                  --
   -----------------------------------------------------
                             - Class B Notes                              341,945.00        341,945.00            341,945.00
   Principal Draw Reimbursement                                                 --                --                    --
   Total Principal Chargeoff Reimbursement                                      --                --                    --
   Arranging Fee                                                                --                --                    --
   Excess Distribution                                                                                                  --


   Unpaid Facility Int Chg  - Liquidity                                                                                 --
                            - Redraw                                                                                    --
   Unpaid Security Interest Amount - Class A-1 Notes                                                                    --
                                   - Class B Notes                                                                      --
                                   - Redraw Bonds - series 1                                                            --
                                   - Redraw Bonds - series 2                                                            --

   FACILITIES OUTSTANDING

   Liquidity Commitment Facility Limit                                                                         18,000,000.00
   Beginning Liquidity Commitment Facility                                                                     12,236,850.69
   Previous Liquidity Facility Draw                                                                             5,763,149.31
   Repayment of Liquidity Facility                                                                              5,763,149.31
   Liquidity Facility Draw                                                                                      2,850,550.92
   Ending Liquidity Commitment Facility                                                                        15,149,449.08

   Redraw Commitment Facility Limit                                                                            20,000,000.00
   Beginning Redraw Commitment Facility                                                                        20,000,000.00
   Previous Redraw Facility Draw                                                                                         -
   Previous Redraw Facility Draw - Chargeoffs                                                                            -
   Repayment of Redraw Facility                                                                                          -
   Repayment of Unreimbursed Chargeoffs                                                                                  -
   Redraw Facility Draw - Unreimbursed Chargeoffs                                                                        -
   Redraw Facility Available to Draw                                                                           20,000,000.00
   Redraw Facility Draw                                                                                                  -
   Ending Redraw  Commitment Facility                                                                          20,000,000.00

                                                                     Page 2 of 5

INTEREST AND PRINCIPAL DISTRIBUTION  WORKSHEET
                                                                                      Per Certificate           Aggregate
                                                                                               $                     $
                                                                                     -----------------       ----------------
         INTEREST AMOUNT
         CLASS A-1 NOTES
         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                             -                       -
         Security  Interest Amount                                                           1,827.41           18,274,100.00
         Total Interest Amount                                                                                  18,274,100.00

         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                                                     -
         Security  Interest Amount                                                                              18,274,100.00
         Interest Amount Payable                                                             1,827.41           18,274,100.00
         Unpaid Security Interest Amount                                                                                  -


         CLASS B NOTES
         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                             -                       -
         Security  Interest Amount                                                           1,367.78              341,945.00
         Total Interest Amount                                                                                     341,945.00

         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                                                     -
         Security  Interest Amount                                                                                 341,945.00
         Interest Amount Payable                                                             1,367.78              341,945.00
         Unpaid Security Interest Amount                                                                                  -

         REDRAW BONDS - SERIES 1
         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                             -                       -
         Security  Interest Amount                                                                -                       -
         Total Interest Amount                                                                                            -

         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                                                     -
         Security  Interest Amount                                                                                        -
         Interest Amount Payable                                                                  -                       -
         Unpaid Security Interest Amount                                                                                  -

         REDRAW BONDS - SERIES 2
         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                             -                       -
         Security  Interest Amount                                                                -                       -
         Total Interest Amount                                                                                            -

         Unpaid Security Interest Amount (after last Distribution Date)                                                   -
         Interest on  Unpaid Security Interest Amount                                                                     -
         Security  Interest Amount                                                                                        -
         Interest Amount Payable                                                                  -                       -
         Unpaid Security Interest Amount                                                                                  -

         PRINCIPAL AMOUNT
         Principal Collections                                                                                 139,470,275.20
         Principal Collections - Repurchases                                                                              -
           less Repayment Of Redraw Facility                                                                              -
           less Total Customer Redraw                                                                           (9,957,286.92)
         less Principal Draw
           plus Redraw Facility Draw                                                                                      -
           plus Redraw Bonds Issue this month                                                                             -
           Aggregate Principal Damages from Seller & Servicer                                                             -
         Principal Draw Reimbursement
           Principal Chargeoff Reimbursement - Class B Notes                                                              -
                                             - Class A-1 Notes                                                            -
                                             - Redraw Bonds - Series 1                                                    -
                                             - Redraw Bonds - Series 2                                                    -
                                             - Redraw Facility                                                            -
           Principal rounding b/f                                                                                        0.42

           Scheduled Principal Amount                                                    5,156,631.68
           Unscheduled Principal Amount - Partial Prepayment                            92,559,223.64
           Unscheduled Principal Amount - Partial Prepayment less redraws               82,601,936.72
           Unscheduled Principal Amount - Full Prepayment                               41,754,419.88
           Unscheduled Principal Amount - less redraws + C/O Reim                      124,356,356.60


         Total Available Principal Amount for Redraw Bonds                                                     129,512,988.70

         Principal Distribution - Redraw Bonds - Series 1                                         -                       -
         Principal Distribution - Redraw Bonds - Series 2                                         -                       -

          Principal rounding b/f                                                                                         0.42
         Total Unscheduled Principal Amount                                                                    124,356,356.60
         Total Scheduled Principal Amount                                                                        5,156,631.68
         Total Available Principal Amount for Notes                                                            129,512,988.70

                                                                    Page 3 of 5


         PRINCIPAL ALLOCATION
         Class A Percentage via Stepdown                                                                                 100%
         Class A1 Principal Payment                                                         12,942.35          129,423,459.92
         Class B Principal Payment                                                             358.11               89,527.50

        Principal rounding c/f                                                                                           1.28

         Outstanding Principal - beginning period                                                            1,430,332,666.51
         less Principal Repayment                                                                             (139,470,275.20)
         plus Total Customer Redraw                                                                              9,957,286.92
         less Principal Losses                                                                                            -
         Outstanding Principal - Closing period                                                              1,300,819,678.23

         PRINCIPAL LOSSES
         Principal Losses                                                                                                 -
           Principal Draw Amount - Pool Mortgage Insurance Policy                                                         -
           Principal Draw Amount - Individual Mortgage Insurance Policy                                                   -
         Net Principal Losses                                                                                             -
         Principal Chargeoff  - Class B Notes                                                                             -
                              - Class A-1 Notes                                                                           -
                              - Redraw Bonds Series 1                                                                     -
                              - Redraw Bonds Series 2                                                                     -
                              - Redraw Facility                                                                           -

         CLASS A-1 NOTES
         Beginning Unreimbursed Principal Chargeoffs                                                                      -
         Principal Chargeoff                                                                                              -
         Principal Chargeoff Reimbursement                                                                                -
         Ending Unreimbursed Principal Chargeoffs                                                                         -


         CLASS B NOTES
         Beginning Unreimbursed Principal Chargeoffs                                                                      -
         Principal Chargeoff                                                                                              -
         Principal Chargeoff Reimbursement                                                                                -
         Ending Unreimbursed Principal Chargeoffs                                                                         -

         REDRAW BONDS - SERIES 1
         Beginning Unreimbursed Principal Chargeoffs                                                                      -
         Principal Chargeoff                                                                                              -
         Principal Chargeoff Reimbursement                                                                                -
         Ending Unreimbursed Principal Chargeoffs                                                                         -

         REDRAW BONDS - SERIES 2
         Beginning Unreimbursed Principal Chargeoffs                                                                      -
         Principal Chargeoff                                                                                              -
         Principal Chargeoff Reimbursement                                                                                -
         Ending Unreimbursed Principal Chargeoffs                                                                         -

         REDRAW FACILITY
         Beginning Unreimbursed Principal Chargeoffs                                                                      -
         Principal Chargeoff                                                                                              -
         Principal Chargeoff Reimbursement                                                                                -
         Ending Unreimbursed Principal Chargeoffs                                                                         -


                                                                    Page 4 of 5

INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------                                               Aggregate         Aggregate
                                                                                          US$               A$
                                                                                     ------------   -----------------

CLASS A-1 NOTES
Initial Invested Amount                                                          1,000,000,000.00   1,687,763,713.08
  previous Principal Distribution                                                  167,236,300.00     282,255,358.65
  Principal Distribution for current period                                         76,683,400.00     129,423,459.92
Total Principal Distribution to date                                               243,919,700.00     411,678,818.57
Beginning Invested Amount                                                          832,763,700.00   1,405,508,354.43
Ending Invested Amount                                                             756,080,300.00   1,276,084,894.51
Unreimbursed Principal Chargeoffs                                                         --                 --
Beginning Stated Amount                                                            832,763,700.00   1,405,508,354.43
Ending Stated Amount                                                               756,080,300.00   1,276,084,894.51


CLASS B NOTES
Initial Invested Amount                                                                               25,000,000.00
  previous Principal Distribution                                                                        175,687.50
  Principal Distribution for current period                                                               89,527.50
Total Principal Distribution to date                                                                     265,215.00
Beginning Invested Amount                                                                             24,824,312.50
Ending Invested Amount                                                                                24,734,785.00
Unreimbursed Principal Chargeoffs                                                                              --
Beginning Stated Amount                                                                               24,824,312.50
Ending Stated Amount                                                                                  24,734,785.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                               --
Initial Invested Amount                                                                                        --
  Principal Distribution (after last Distribution Date)                                                        --
  Principal Distribution for current period                                                                    --
Total Principal Distribution to date                                                                           --
Beginning Invested Amount                                                                                      --
Ending Invested Amount                                                                                         --
Unreimbursed Principal Chargeoffs                                                                              --
Beginning Stated Amount                                                                                        --
Ending Stated Amount                                                                                           --

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                               --
Initial Invested Amount                                                                                        --
  Principal Distribution (after last Distribution Date)                                                        --
  Principal Distribution for current period                                                                    --
Total Principal Distribution to date                                                                           --
Beginning Invested Amount                                                                                      --
Ending Invested Amount                                                                                         --
Unreimbursed Principal Chargeoffs                                                                              --
Beginning Stated Amount                                                                                        --
Ending Stated Amount                                                                                           --

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2003-1G MEDALLION TRUST


              Series 2003-1G Medallion Trust Data as at opening of business on the preceding determination date of December 1, 2003



-------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)

                                            AMOUNT                       WAC
                                            ------                       ---
 - Variable Rate Housing Loans           $875,595,505                   6.53%
 - Fixed 1 Year                          $245,820,794                   6.11%
 - Fixed 2 Year                           $77,340,675                   6.53%
 - Fixed 3 Year                           $63,876,968                   6.65%
 - Fixed 4 Year                           $24,240,170                   6.75%
 - Fixed 5 Year                           $14,363,261                   6.51%

 TOTAL POOL                            $1,301,237,374                   6.46%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
-----------------------
                                                      AUD AMOUNT OF
                           NO OF LOANS    % OF POOL        LOANS      % OF POOL
                           -----------    ---------   -------------   ---------

 31-60 days                    11           0.11%     $1,505,986.17     0.12%
 61-90 days                     2           0.02%       $453,800.28     0.03%
 90+ days                       5           0.05%       $515,793.25     0.04%

MORTGAGEE IN POSSESSION         0           0.00%             $0.00     0.00%

--------------------------------------------------------------------------------